EXHIBIT 99.1

UNAUDITED RECONCILIATION OF FINANCIAL DATA

The following tables present the historical unaudited financial information for the Apollo Operating Group as of and for the three and six months ended June 30, 2019. The Apollo Operating Group does not report audited or unaudited financial information on a stand-alone basis. Accordingly, the financial data presented herein for the Apollo Operating Group has been reconciled to Apollo Global Management, LLC’s financial statements for the relevant periods.

	As of June 30, 2019
	Total Apollo Operating Group Consolidated	Consolidated Funds & VIEs	Other (1)	Total Apollo Global Management, LLC Consolidated
Statement of Financial Data	(dollars in thousands)
Assets:
Cash and cash equivalents	$945,121	$4	$600	$945,725
Restricted cash	17,651	—	—	17,651
U.S. Treasury securities, at fair value	713,061	—	—	713,061
Investments (includes performance allocations of $1,229,894 as of June 30, 2019)	3,307,560	569	(88,179)	3,219,950
Assets of consolidated variable interest entities:
Cash and cash equivalents	—	67,085	—	67,085
Investments, at fair value	—	1,183,487	—	1,183,487
Other assets	—	59,131	—	59,131
Due from related parties	654,545	—	(205,378)	449,167
Deferred tax assets, net	5,979	—	271,058	277,037
Other assets	217,744	—	10,577	228,321
Lease assets	98,777	—	—	98,777
Goodwill	88,852	—	—	88,852
Total Assets	$6,049,290	$1,310,276	$(11,322)	$7,348,244

Liabilities and Shareholders’ Equity
Liabilities:
Accounts payable and accrued expenses	$89,619	$—	$157	$89,776
Accrued compensation and benefits	112,792	—	—	112,792
Deferred revenue	92,274	—	—	92,274
Due to related parties	152,528	—	249,103	401,631
Profit sharing payable	595,954	—	—	595,954
Debt	2,350,915	—	—	2,350,915
Liabilities of consolidated variable interest entities:
Debt, at fair value	—	903,420	(44,063)	859,357
Other liabilities	—	87,023	(311)	86,712
Due to related parties	—	1,303	(1,303)	—
Other liabilities	112,679	—	—	112,679
Lease liabilities	105,164	—	—	105,164
Total Liabilities	3,611,925	991,746	203,583	4,807,254

Shareholders’ Equity:
Apollo Global Management, LLC shareholders' equity:
Series A Preferred shares, 11,000,000 shares issued and outstanding as of June 30, 2019	264,398	—	—	264,398
Series B Preferred shares, 12,000,000 shares issued and outstanding as of June 30, 2019	289,815	—	—	289,815
Additional paid in capital	—	—	1,052,259	1,052,259
Accumulated deficit	1,001,226	17,514	(1,240,747)	(222,007)
Accumulated other comprehensive loss	(5,140)	(2,839)	2,787	(5,192)
Total Apollo Global Management, LLC shareholders’ equity	1,550,299	14,675	(185,701)	1,379,273
Non-Controlling Interests in consolidated entities	6,011	303,855	(29,204)	280,662
Non-Controlling Interests in Apollo Operating Group	881,055	—	—	881,055
Total Shareholders’ Equity	2,437,365	318,530	(214,905)	2,540,990
Total Liabilities and Shareholders’ Equity	$6,049,290	$1,310,276	$(11,322)	$7,348,244

(1)	Includes eliminations for VIE and fund consolidation and entities not included in the Apollo Operating Group.

	For the Six Months Ended June 30, 2019
	Total Apollo Operating Group Consolidated	Consolidated Funds & VIEs	Other(1)	Total Apollo Global Management, LLC Consolidated
Statement of Operating Data	(dollars in thousands)
Revenues:
Management fees	$770,124	$—	$(1,883)	$768,241
Advisory and transaction fees, net	50,693	—	—	50,693
Investment income:
Performance Allocations	426,619	—	1,740	428,359
Principal investment income	67,206	—	(1,579)	65,627
Total Investment income	493,825	—	161	493,986
Incentive fees	1,436	—	—	1,436
Total Revenues	1,316,078	—	(1,722)	1,314,356

Expenses:
Compensation and benefits:
Salary, bonus and benefits	242,832	—	—	242,832
Equity-based compensation	89,739	—	—	89,739
Profit sharing expense	191,725	—	—	191,725
Total Compensation and Benefits	524,296	—	—	524,296
Interest expense	42,410	—	—	42,410
General, administrative and other	152,958	—	543	153,501
Placement fees	335	—	—	335
Total Expenses	719,999	—	543	720,542

Other Income:
Net gains from investment activities	63,878	11	—	63,889
Net gains from investment activities of consolidated variable interest entities	—	11,610	2,487	14,097
Interest income	16,390	—	(604)	15,786
Other income, net	6,697	—	(4)	6,693
Total Other Income	86,965	11,621	1,879	100,465
Income before income tax provision	683,044	11,621	(386)	694,279
Income tax provision	(4,373)	—	(32,178)	(36,551)
Net Income	678,671	11,621	(32,564)	657,728
Net income attributable to Non-Controlling Interests	(332,069)	(11,779)	—	(343,848)
Net Income Attributable to Apollo Global Management, LLC	346,602	(158)	(32,564)	313,880
Net income attributable to Series A Preferred Shareholders	(8,766)	—	—	(8,766)
Net income attributable to Series B Preferred Shareholders	(9,562)	—	—	(9,562)
Net Income Attributable to Apollo Global Management, LLC Class A Shareholders	$328,274	$(158)	$(32,564)	$295,552

(1)	Includes eliminations for VIE and fund consolidation and entities not included in the Apollo Operating Group.

	For the Three Months Ended June 30, 2019
	Total Apollo Operating Group Consolidated	Consolidated Funds & VIEs	Other(1)	Total Apollo Global Management, LLC Consolidated
Statement of Operating Data	(dollars in thousands)
Revenues:
Management fees from related parties	$389,157	$—	$(942)	$388,215
Advisory and transaction fees from related parties, net	31,124	—	—	31,124
Investment income:
Performance Allocations	175,007	—	1,855	176,862
Principal investment income	40,604	—	(1,002)	39,602
Total investment income	215,611	—	853	216,464
Incentive fees	776	—	—	776
Total Revenues	636,668	—	(89)	636,579

Expenses:
Compensation and benefits:
Salary, bonus and benefits	123,669	—	—	123,669
Equity-based compensation	44,662	—	—	44,662
Profit sharing expense	68,278	—	—	68,278
Total Compensation and Benefits	236,609	—	—	236,609
Interest expense	23,300	—	2	23,302
General, administrative and other	81,310	—	529	81,839
Placement fees	775	—	—	775
Total Expenses	341,994	—	531	342,525

Other Income:
Net gains from investment activities	45,053	7	—	45,060
Net gains from investment activities of consolidated variable interest entities	—	3,425	1,206	4,631
Interest income	8,975	—	(265)	8,710
Other income, net	6,611	—	(8)	6,603
Total Other Income	60,639	3,432	933	65,004
Income before income tax provision	355,313	3,432	313	359,058
Income tax provision	(2,325)	—	(14,572)	(16,897)
Net Income	352,988	3,432	(14,259)	342,161
Net income attributable to Non-Controlling Interests	(173,060)	(4,278)	—	(177,338)
Net Income Attributable to Apollo Global Management, LLC	179,928	(846)	(14,259)	164,823
Net income attributable to Series A Preferred Shareholders	(4,383)	—	—	(4,383)
Net income attributable to Series B Preferred Shareholders	(4,781)	—	—	(4,781)
Net Income Attributable to Apollo Global Management, LLC Class A Shareholders	$170,764	$(846)	$(14,259)	$155,659

(1)	Includes eliminations for VIE and Fund consolidation and entities not included in the Apollo Operating Group.